UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 18, 2024

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
A copy of the press release issued January 18, 2024 by Commerce Bancshares, Inc. announcing Fourth Quarter 2023 earnings is furnished under Item 2.02 of this Current Report on Form 8-K as Exhibit 99.1. Additionally, a slide presentation for investors and analysts is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.
All information included in this Current Report on Form 8-K is available on the Company’s website at https://investor.commercebank.com/news-info/financial-news-releases/default.aspx.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1    Press release dated January 18, 2024
99.2    Slide presentation for investors and analysts dated January 18, 2024
104    The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: January 18, 2024